Exhibit 10.8

VALIDITY GUARANTY

Porter Capital Corp
2112 1st Ave North
Birmingham, AL 35203

Gentlemen:

The undersigned are an officer and/or director and/or stockholder and/or party interested in LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC. (jointly, individually, severally and collectively hereinafter referred to as the “Client”). In order to induce you to enter into factoring or other financial arrangements with Client, the undersigned hereby warrants, represents, covenants, and guarantees to you as follows:

1.  That all accounts assigned to you by Client will be genuine and in all respects what they purport to be; will represent bona-fide sales and bona-fide and existing obligations of Client’s customers, arising out of the sale and completed delivery of merchandise manufactured and/or sold and/or the rendition of services by Client in the ordinary course of its business in accordance with and in full and complete performance of customer’s orders therefor; and will not be invalid, incomplete, incorrect, defective, forged, fictitious, or imperfect.

2.  That Client will not knowingly assign any accounts to you in which there are offsets, defenses, or counterclaims of any nature whatsoever, and that Client will do nothing to impede or interfere with your normal collection of, or the payments of, the accounts assigned to you.

3.  That Client is solvent.

4.  That the accounts assigned to you and merchandise relating thereto will be the sole and absolute property of Client, free and clear of all liens or or claims of any nature whatsoever, other than any lien to you.

5.  That the correct maturities of said accounts will have been set forth thereon and that proper entries will have been made on Client’s books disclosing the assignment thereof to you.

6.  That Client will promptly report to you all merchandise disputes, rejections, returns, or resales of merchandise, and all credits allowed by Client upon any and all of said accounts.

The undersigned guarantees the payment of all sums owing by Client as a result of any fraud, deceit, or criminal act on the part of any officer, employee, or agent of Client in its dealings with you, and hereby further undertakes to save you free and harmless from any such damage or loss which you may sustain as a result of the above fraud, deceit, or criminal act as set forth in this paragraph.

Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the documents evidencing the factoring or other financial arrangements. This Agreement shall be binding upon the undersigned, his or her heirs, agents, representatives, successors, or assigns. The liability of the undersigned hereunder is direct and unconditional, and may be enforced without requiring you to first resort to any other right, remedy, or security. It is not necessary for you to give the undersigned notice of any changes in any of your factoring or other financial arrangements with Client, to all of which the undersigned now hereby consents.

Very truly yours,

/s/ James C. Marshall
James C. Marshall, CFO

State of _______________
County of __________________

I, the undersigned notary public in and for said county and state, hereby certify that James C. Marshall whose names as CFO of the LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC., a corporation, is signed to the foregoing instrument and who are known to me and acknowledged before me on this day that being informed of the contents of the instrument, they, as such officer and with authority, executed the same voluntarily.

Given under my hand and official seal this the _______ day of ___________________________, 2009.

(Seal)
Notary Public
My Commission Expires: ________________

Accepted by:

______________________________________